FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2007




                            FirstFed Financial Corp.
                            -----------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                    95-4087449
        --------                ------                    ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California          90401-1490
------------------------------------------------          ----------
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 5

                         Index to Exhibits is on Page 3





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ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended May 31, 2007 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

         99.1 Monthly Financial Data as of and for the period ended May 31, 2007 (Unconsolidated)



                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.


Dated: June 28, 2007                             By: /s/ Douglas J. Goddard
                                                     ----------------------
                                                         Douglas J. Goddard
                                                         Chief Financial Officer















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                                INDEX TO EXHIBITS



Exhibit                                                                     Page
-------                                                                     ----
 99.1  Monthly Financial Data as of and for the period ended May 31, 2007    4-5














































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                                                               EXHIBIT 99.1

                                                     First Federal Bank of California
                                     MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                Unaudited
                                                          (Dollars in thousands)


                          As of, for the     As of, for the     As of, for the     As of, for the     As of, for the
                           month ended        month ended        month ended       5 months ended     5 months ended
                              May 31,           April 30,           May 31,            May 31,            May 31,
                               2007               2007               2006               2007               2006
                          --------------     --------------     --------------     --------------     --------------

Cash and investment
  securities              $      336,630     $      338,797     $      377,413     $      336,630     $      377,413
Total mortgage-
  backed securities       $       51,346     $       51,833     $       65,906     $       51,346     $       65,906
Total assets              $    7,853,963     $    8,156,818     $   10,391,317     $    7,853,963     $   10,391,317

LOANS:
Total loans               $    7,233,433     $    7,534,512     $    9,619,601     $    7,233,433     $    9,619,601

Loans Funded:
  Single-family loans     $       37,792     $       52,962     $      183,666     $      310,372     $    1,005,328
  Multi-family loans               4,755             13,060             37,284             52,083            115,508
  Commercial & industrial
    real estate loans                 --              1,500              2,688              5,955             10,028
  Other loans                      1,180              8,921                828             11,269             15,781
                          --------------     --------------     --------------     --------------     --------------
    Total Loans Funded:   $       43,727     $       76,443     $      224,466     $      379,679     $    1,146,645
Loans originated for
  third parties:                   4,130             20,735              1,992             71,623             35,536
                          --------------     --------------     --------------     --------------     --------------
Total Loans Originated:   $       47,857     $       97,178     $      226,458     $      451,302     $    1,182,181
                          ==============     ==============     ==============     ==============     ==============

Percentage of ARMs
  originated:                        50%                57%                97%                49%                99%

Loan repayments:

  Single-family loans     $      220,220     $      213,910     $      211,100     $    1,070,621     $      912,656
  Multi-family and
    commercial real
    estate loans                  41,574             38,689             34,441            200,617            152,556
  Other loans                      4,183              1,695              3,379             21,567             23,594
                          --------------     --------------     --------------     --------------     --------------
                          $      265,977     $      254,294     $      248,920     $    1,292,805     $    1,088,806
                          ==============     ==============     ==============     ==============     ==============

Loans sold                $       69,049     $       86,481     $       86,723     $      336,079     $      107,133

Percentage of
  portfolio in
  adjustable rate loans           97.04%             97.06%             96.51%             97.04%             96.51%
Non-performing assets
  to total assets ratio            0.65%              0.56%              0.11%              0.65%              0.11%

BORROWINGS:
Federal Home Loan
  Bank advances           $    1,120,000     $    1,548,000     $    3,203,000     $    1,120,000     $    3,203,000
Reverse repurchase
  agreements              $      900,000     $      801,000     $    1,021,000     $      900,000     $    1,021,000

DEPOSITS:
Retail deposits           $    3,004,350     $    2,954,873     $    2,660,598     $    3,004,350     $    2,660,598
Wholesale deposits             1,893,882          1,919,169          2,683,830          1,893,882          2,683,830
                          --------------     --------------     --------------     --------------     --------------
                          $    4,898,232     $    4,874,042     $    5,344,428     $    4,898,232     $    5,344,428
                          ==============     ==============     ==============     ==============     ==============

Net increase
 (decrease)               $       24,190     $     (257,508)    $      111,394     $   (1,003,886)    $      959,374

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

AVERAGE INTEREST RATES (CONSOLIDATED):


Yield on loans                     8.03%              8.02%              6.99%              7.98%              6.76%

Yield on investments               5.38%              5.59%              4.91%              5.50%              4.92%

Yield on earning assets            7.89%              7.86%              6.86%              7.84%              6.65%

Cost of deposits                   4.38%              4.44%              3.89%              4.49%              3.57%

Cost of borrowings                 5.39%              5.39%              4.79%              5.38%              4.54%

Cost of money                      4.71%              4.76%              4.31%              4.77%              4.06%

Earnings spread                    3.18%              3.10%              2.55%              3.07%              2.59%

Effective net spread               3.54%              3.50%              2.79%              3.46%              2.77%


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